FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 3, 2017 (the “Fifth Amendment Effective Date”) among INNERWORKINGS, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2010 (as previously amended and modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower is requesting that the Administrative Agent and the Lenders modify certain provisions of the Credit Agreement; and
WHEREAS, the Administrative Agent, Swing Line Lender, L/C Issuer and the Lenders have agreed to amend certain terms of the Credit Agreement on the terms, and subject to the conditions, set forth below.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Amendments.

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

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“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as joint lead arranger and joint bookrunner.
(c)    Clause (d) in the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) has become the subject of a Bail-In Action or (iv) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.
(d)    Clause (b)(ii) in the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated to read as follows:
(ii) appointed or approved for election by directors who were themselves nominated, appointed or approved for election by the board of directors of the Borrower, or
(e)    The following sentence is hereby added to the end of Section 2.15(a)(iv) of the Credit Agreement to read as follows:
Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.
(f)    A new Section 6.21 is hereby added to the Credit Agreement to read as follows:
6.21    No EEA Financial Institution.
No Loan Party is an EEA Financial Institution.
(g)    Clause (m) in Section 8.01 of the Credit Agreement is hereby re-lettered as clause (n) and a new clause (m) is hereby added to read as follows:
(m)    Indebtedness in respect of the sale of accounts permitted by Section 8.03(a)(vi); and
(h)    Clause (h) in Section 8.02 of the Credit Agreement is hereby re-lettered as clause (i) and a new clause (h) is hereby added to read as follows:

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(h)    any assignment or sale of accounts receivable permitted by Section 8.03(a)(vi); and
(i)    The reference to “Section 8.01(m)” in Section 8.02(g) of the Credit Agreement is replaced with reference to “Section 8.01(n)”.
(j)    Section 8.03(a) of the Credit Agreement is hereby amended and restated to read as follows:
(a)    Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or Dispose of (in one transaction or in a series of transactions) any of its assets (including pursuant to a Sale and Leaseback Transaction), or any of the Equity Interests of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:
(i)    any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation;
(ii)    any Subsidiary may merge into a Loan Party in a transaction in which the surviving entity is such Loan Party (provided that any such merger involving the Borrower must result in the Borrower as the surviving entity);
(iii)    any Subsidiary may Dispose of its assets to a Loan Party;
(iv)    the Borrower and its Subsidiaries may (A) sell inventory in the ordinary course of business, (B) effect sales, trade-ins or dispositions of used, obsolete, worn out or surplus equipment or property for value in the ordinary course of business consistent with past practice, (C) sell or transfer any property or asset in connection with a Sale and Leaseback Transaction that complies with the requirements of Section 8.10; (D) enter into licenses of technology in the ordinary course of business, and (E) make any other Dispositions that, together with all other property of the Borrower and its Subsidiaries previously Disposed of as permitted by this clause (E) during any fiscal year of the Borrower, does not exceed the greater of (x) $5,000,000 and (y) 5% of the Consolidated Total Assets (determined as of the first Business Day of such fiscal year);
(v)    any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 8.04; and
(vi)    the Borrower or any Subsidiary may sell accounts receivable from a customer pursuant to such customer’s supplier financing program to a third party financial institution, so long as (x) there shall be no credit recourse to the Borrower or any Subsidiary with respect to such accounts receivable, (y) the aggregate amount of all such sales of accounts receivable pursuant to this clause (vi) shall not exceed during any fiscal quarter, 10% of the sum of (A) all accounts receivable owing to the Borrower and its Subsidiaries not more than 180 days past due as of the last day of the fiscal quarter of the Borrower most recently ended for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b) plus (B) the aggregate amount of all unbilled revenue of the Borrower and its Subsidiaries as of the last day of the fiscal quarter of the Borrower most recently ended for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b) and (z) the Borrower shall

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have delivered to the Administrative Agent written notice of entering into any customer supplier financing program and, promptly after execution, a copy of all agreements entered into by the Borrower or any Subsidiary in connection therewith;

provided that all Dispositions permitted by clauses (i) through (v) shall be for fair market value and at least 75% of the consideration paid therefor shall be in cash.
(k)    Section 10.10(b) of the Credit Agreement is hereby amended and restated to read as follows:
(b)    to (i) subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.02(f) and (ii) execute and deliver one or more lien priority agreements in connection with the Borrower’s or a Subsidiary’s participation in a customer’s supplier financing program permitted hereunder; and
(l)    A new Section 11.20 is hereby added to the Credit Agreement to read as follows:
11.20    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.    Effectiveness; Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:
(a)Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Loan Parties and the Required Lenders.

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(b)Attorney Costs. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (“Attorney Costs”) to the extent invoiced prior to or on the Fifth Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
3.    Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each of the Guarantors reaffirm their guaranty obligations set forth in the Loan Agreement.
4.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it.
5.    FATCA Certification. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
6.    Representations. The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other electronic imaging means (i.e., .pdf) shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the Fifth Amendment Effective Date.
BORROWER:                INNERWORKINGS, INC,
a Delaware corporation
By:     /s/ Jeffrey P. Prichett
Name: Jeffrey P. Prichett
Title: EVP & CFO
GUARANTORS:            EYELEVEL, INC.,
an Oregon corporation
By:    /s/ Ed Halla
Name: Ed Halla
Title: Managing Director
ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Christina Trotter
Name: Christine Trotter
Title: Assistant Vice President
LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender
By:    /s/ Carlos Morales
Name: Carlos Morales
Title: Senior Vice President
[signatures continue on next page]

INNERWORKINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Jared Zuniga
Name: Jared Zuniga
Title: Officer
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Robert G. Stevens
Name: Robert G. Stevens
Title: Vice President
ASSOCIATED BANK, N.A.,
as a Lender
By:    /s/ Ryan Bormet
Name: Ryan Bormet
Title: AVP
THE NORTHERN TRUST COMPANY,
as a Lender
By:    /s/ Richard D. Benson
Name: Richard D. Benson
Title: Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Phillip J. Salter
Name: Phillip J. Salter
Title: Vice President

INNERWORKINGS, INC.
FIFTH AMENDMENT TO CREDIT AGREEMENT